                                                                   EXHIBIT 10.2

RECORDING REQUESTED BY:


      AND WHEN RECORDED MAIL TO:

NAME

         USA COMMERCIAL MORTGAGE,
STREET   A NEVADA CORPORATION
ADDRESS  3900 PARADISE ROAD, STE. 263
         LAS VEGAS, NV 89109

CITY
STATE
ZIP

ASSESSOR'S PARCEL NO:
TITLE ORDER NO:  R-164540-6
                 ----------
ESCROW NO:   30092- MCA
             ----------



THIS SPACE FOR RECORDER'S USE ONLY


SHORT FORM DEED OF TRUST AND ASSIGNMENT OF RENTS



This Deed of Trust, made this  27th    day of     March    1998,   between


TRUSTOR:  INCO HOMES CORPORATION, A DELAWARE CORPORATION



whose address is  1282 WEST ARROW HWY      UPLAND, CA 91786
                  (number and street)      (city)    (state)    (zip)



TRUSTEE:  ORANGE COAST TITLE COMPANY, a California corporation, and



BENEFICIARY:    USA COMMERCIAL MORTGAGE, A NEVADA CORPORATION

                                                     , herein called BENEFICIARY
Witnesseth: That Trustor IRREVOCABLY GRANTS, TRANSFERS AND ASSIGNS TO TRUSTEE IN TRUST, WITH POWER OF SALE, that property in the County of State of California, described as:


LOT 10 OF BLOCK 2, IN THE CITY OF LAKE ELSINORE, COUNTY OF RIVERSIDE, STATE OF CALIFORNIA AS PER MAP RECORDED IN BOOK 250, PAGES 70 THROUGH 75 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY. EXCEPTING THEREFROM ALL SUBSURFACE WATER RIGHTS AS DEDICATED TO THE CITY OF LAKE ELSINORE ON THE OWNERS STATEMENT OF SAID AMENDING MAP OF TOWN OF LUCERNE.



TOGETHER WITH the rents, issues and profits thereof, SUBJECT, HOWEVER, to the right, power and authority hereinafter given to and conferred upon Beneficiary by Paragraph (10) of the provisions incorporated herein by reference to collect and apply such rents, issues and profits.

FOR THE PURPOSE OF SECURING: 1. Performance of each agreement of Trustor incorporated by reference or contained herein. 2. Payment of the indebtedness evidenced by one promissory note of even date herewith, and any extension or renewal thereof,

in the principal sum of $  120,000.00          executed by Trustor in favor
                         ----------------------
of Beneficiary or order. 3. Payment of such further sums as the then record owner of said property hereafter may borrow from Beneficiary, when evidenced by another note (or notes) reciting it is so secured.

To protect the security of this Deed of Trust, Trustor Agrees: By the execution and delivery of this Deed of Trust and the note secured hereby, that provisions
(1) to (14) inclusive, of the fictitious deed of trust recorded in Santa Barbara County and Sonoma County October 18, 1961, and in all counties October 23, 1961, in the book and the page of Official Records in the office of the county recorder of the county where said property is located, noted below opposite the name of such county, vis.:



COUNTY        BOOK   PAGE        COUNTY        BOOK    PAGE       COUNTY             BOOK     PAGE        COUNTY       BOOK   PAGE

Alameda         435    684       Kings           792    833       Placer               895      01       Sierra         29    335
Alpine            1    250       Lake            362     39       Plumas               151       5       Siskiyou      468    181
Amador          104    348       Lassen          171    471       Riverside           3005     523       Solano       1105    182
Butte          1145      1       Los Angeles   T2055    899       Sacramento          4331      62       Sonoma       1851    689
Calaveras       145    152       Madera          810    170       San Benito           271     383       Stanislaus   1715    456
Colusa          296    617       Marin          1508    339       San Bernardino      5567      61       Sutter        572    297
Contra Costa   3978     47       Mariposa         77    292       San Francisco       A332     905       Tehama        401    289
Del Norte        78    414       Mendocino       579    530       San Joaquin         2470     311       Trinity        93    366
El Dorado       568    456       Merced         1547    538       San Luis Obisbo     1151      12       Tulare       2294    275
Fresno         4626    572       Modoc           184    851       San Mateo           4078     420       Tuoloumne     135     47
Glenn           422    184       Mono             52    429       Santa Barbara       1878     860       Ventura      2062    386
Humbolt         657    527       Monterey       2194    538       Santa Clara         5336     341       Yolo          653    245
Imperial       1091    501       Napa            639     86       Santa Cruz          1431     494       Yuba          334    486
Inyo            147    598       Nevada          305    320       Shasta               684     528
Kern           3427     60       Orange         5889    611       San Diego    Series 2, Book 1961, Page 183887


(which provisions, identical in all counties, are printed on the reverse of the first page of this form) hereby are adopted and incorporated herein and made part hereof as fully as though set forth herein at length; that he will observe and perform said provisions; and that references to property, obligations, and parties in said provisions shall be construed to refer to the property, obligations, and parties set forth in this Deed of Trust.

In accordance with Section 2924b, Civil Code, request is hereby made that a copy of any Notice of Default and a copy of any Notice of Sale hereunder be mailed to Trustor at Trustor's address hereinbefore set forth, or if none shown, to Trustor at the property address.

NOTICE: A COPY OF ANY NOTICE OF DEFAULT AND OF ANY NOTICE OF SALE WILL BE SENT ONLY TO THE ADDRESS CONTAINED IN THIS RECORDED REQUEST. IF YOUR ADDRESS CHANGES, A NEW REQUEST MUST BE RECORDED.

Should Trustor sell, convey, transfer, or dispose of, or further encumber said property, or any part thereof or any interest therein, voluntarily or involuntarily, without the written consent of Beneficiary being first had and obtained, then Beneficiary shall have the right, at its option, to declare all sums secured hereby forthwith due and payable.

                                                        Signature of Trustor(s)

Dated         March 26, 1998                        INCO HOMES CORPORATION,
      --------------------------------        ---------------------------------
                                                    A DELAWARE CORPORATION
STATE OF CALIFORNIA           )               BY:  /s/   David A. Fogg
COUNTY OF SAN BERNARDINO      )/ss/           ---------------------------------
On March 27, 1998 before me Amy J. Beatrice   IT'S:   CFO
   --------------           ---------------   ---------------------------------

personally appeared   David A. Fogg
                      ---------------         ---------------------------------
-------------------------------------
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature   /s/  Amy J. Beatrice            (This area for official notary seal)
         -----------------------------